In accordance with the guidelines for accounting for business combinations, the purchase price paid by HSBC Holdings plc (“HSBC”) plus related purchase accounting adjustments have been “pushed-down” and recorded in our financial statements for periods subsequent to March 28, 2003, resulting in a new basis of accounting reflecting the fair market value of our assets and liabilities for the “successor” period beginning March 29, 2003. These fair value adjustments represent current estimates and are subject to further adjustment as our valuation data is finalized. To assist in the comparability of our financial results, this quarterly financial supplement combines the “predecessor period” (January 1 to March 28, 2003) with the “successor period” (March 29 to March 31, 2003 and March 29 to June 30, 2003) to present “combined” results for the three months ended March 31, 2003 and “combined” year-to-date results for the six months ended June 30, 2003.

Net operating earnings, a non-GAAP financial measure, is provided for comparison of our operating trends only and should be read in conjunction with our owned basis GAAP financial information. The operating results, percentages and ratios exclude the following after-tax income and (expenses):

$ 43.3 million	income related to purchase accounting adjustments incurred in the three months ended June 30, 2003.

$ 47.3 million	income related to the discontinuation of the shortcut method of accounting for our interest rate swaps under SFAS No. 133 due to the merger in the three months ended June 30, 2003.

$(167.3) million	expense related to HSBC acquisition related costs and other merger related items incurred by Household in the three months ended March 31, 2003.

We monitor our operations and evaluate trends on a managed basis which assumes that securitized receivables have not been sold and are still on our balance sheet. We manage our operations on a managed basis because the receivables that we securitize are subjected to underwriting standards comparable to our owned portfolio, are serviced by operating personnel without regard to ownership and result in a similar credit loss exposure for us. In addition, we fund our operations, review our operating results and make decisions about allocating resources such as employees and capital on a managed basis. As a result, we include managed basis information in this quarterly financial supplement as we believe this information will facilitate investors’ understanding of our results and trends.

Quarterly Financial Supplement—June 30, 2003

Quarterly Highlights

	Three Months Ended			% Change from Prior
	6/30/03	3/31/03(1)	6/30/02	Qtr.	Year
	($ millions)
Summary Owned Income Statement
Owned-basis net interest margin and other revenues	$2,835.6	$2,873.6	$2,659.5	(1.3)%	6.6%
Owned-basis provision for credit losses	1,039.3	1,009.6	850.9	2.9	22.1
Costs and expenses, excluding acquisition related costs	1,247.4	1,223.6	1,051.5	1.9	18.6
HSBC acquisition related costs incurred by Household	—	198.2	—	(100.0)	—

Income before income taxes	548.9	442.2	757.1	24.1	(27.5)
Income taxes	184.9	186.8	249.7	(1.0)	(26.0)

Net income	$364.0	$255.4	$507.4	42.5%	(28.3)%

Net operating earnings, excluding merger related items(2)	$273.4	$422.7	$507.4	(35.3)%	(46.1)%

Selected Financial Ratios
Owned Basis:
Return on average common shareholder's(s') equity	9.3%	9.8%	22.9%	(5.1)%	(59.4)%
Return on average common shareholder's(s') equity, excluding merger related items(2)	6.9	17.1	22.9	(59.6)	(69.9)
Return on average owned assets	1.32	1.02	2.18	29.4	(39.4)
Return on average owned assets, excluding merger related items(2)	1.07	1.69	2.18	(36.7)	(50.9)
Net interest margin	8.51	7.29	7.62	16.7	11.7
Net interest margin, excluding merger related items(2)	7.40	7.26	7.62	1.9	(2.9)

Managed Basis:
Return on average managed assets	1.08%	.82%	1.78%	31.7%	(39.3)%
Return on average managed assets, excluding merger related items(2)	.87	1.36	1.78	(36.0)	(51.1)
Efficiency ratio	34.3	41.7	32.1	(17.7)	6.9
Efficiency ratio, excluding merger related items(2)	34.4	35.5	32.1	(3.1)	7.2
Net interest margin	9.23	8.30	8.55	11.2	8.0
Net interest margin, excluding merger related items(2)	8.35	8.27	8.55	1.0	(2.3)
Common and preferred equity to managed assets(3)	11.94	11.94	7.98	—	49.6
Tangible equity to tangible managed assets(3)(4)	6.66	6.98	7.94	(4.6)	(16.1)
Tangible common equity to tangible managed assets(3)(4)	4.51	4.79	6.39	(5.8)	(29.4)

(1)	In accordance with the guidelines for accounting for business combinations, the purchase price paid by HSBC plus related purchase accounting adjustments have been "pushed-down" and recorded in our financial statements for periods subsequent to March 28, 2003, resulting in a new basis of accounting reflecting the fair market value of our assets and liabilities for the "successor" period beginning March 29, 2003. To assist in the comparability of our financial results, this quarterly financial supplement combines the "predecessor period" (January 1 to March 28, 2003) with the "successor period" (March 29 to March 31, 2003) to present "combined" quarterly results for the three months ended March 31, 2003.
(2)	This non-GAAP financial measure is provided for comparison of our operating trends only and should be read in conjunction with our owned basis GAAP financial information. For the three months ended June 30, 2003, the operating results, percentages and ratios exclude $43.3 million (after-tax) of income related to purchase accounting adjustments and $47.3 million (after-tax) of income related to the discontinuation of the shortcut method of accounting for our interest rate swaps under SFAS No. 133 due to the merger. For the three months ended March 31, 2003, the operating results, percentages and ratios exclude $167.3 million (after-tax) of HSBC acquisition related costs and other merger related items incurred by Household.
(3)	Represents a non-GAAP financial ratio that is used by certain rating agencies as a measure of capital adequacy. The ratio may differ from similarly named measures presented by other companies. Common and preferred equity to total managed assets, the most directly comparable GAAP financial measure, is also presented in the table above.
(4)	Excluding the impact of "push-down" accounting on our assets and common shareholder's equity, TETMA would have been 8.72 percent at June 30, 2003 and 8.78 percent at March 31, 2003. Tangible common equity to tangible managed assets would have been 6.61 percent at June 30, 2003 and 6.60 percent at March 31, 2003.

Quarterly Financial Supplement—June 30, 2003

Year-to-Date Highlights

	Six Months Ended
	6/30/03 (1)	6/30/02	% Change
	($ millions)
Summary Owned Income Statement
Owned-basis net interest margin and other revenues	$5,709.2	$5,395.5	5.8%
Owned-basis provision for credit losses	2,048.9	1,773.9	15.5
Costs and expenses, excluding acquisition related costs	2,471.0	2,119.0	16.6
HSBC acquisition related costs incurred by Household	198.2	—	100

Income before income taxes	991.1	1,502.6	(34.0)
Income taxes	371.7	504.2	(26.3)

Net income	$619.4	$998.4	(38.0)%

Net operating earnings, excluding merger related items(2)	$696.1	$998.4	(30.3)%

Selected Financial Ratios
Owned Basis:
Return on average common shareholder's(s') equity	9.5%	23.2%	(59.1)%
Return on average common shareholder's(s') equity, excluding merger related items(2)	10.8	23.2	(53.4)
Return on average owned assets	1.18	2.18	(45.9)
Return on average owned assets, excluding merger related items(2)	1.38	2.18	(36.7)
Net interest margin	7.91	7.72	2.5
Net interest margin, excluding merger related items(2)	7.33	7.72	(5.1)

Managed Basis:
Return on average managed assets	.96%	1.77%	(45.8)%
Return on average managed assets, excluding merger related items(2)	1.11	1.77	(37.3)
Efficiency ratio	37.9	32.0	18.4
Efficiency ratio, excluding merger related items(2)	35.0	32.0	9.4
Net interest margin	8.76	8.64	1.4
Net interest margin, excluding merger related items(2)	8.31	8.64	(3.8)

(1)	In accordance with the guidelines for accounting for business combinations, the purchase price paid by HSBC plus related purchase accounting adjustments have been "pushed-down" and recorded in our financial statements for periods subsequent to March 28, 2003, resulting in a new basis of accounting reflecting the fair market value of our assets and liabilities for the "successor" period beginning March 29, 2003. To assist in the comparability of our financial results, the quarterly financial supplement combines the "predecessor period" (January 1 to March 28, 2003) with the "successor period" (March 29 to June 30, 2003) to present "combined" year-to-date results for the six months ended June 30, 2003.
(2)	This non-GAAP financial measure is provided for comparison of our operating trends only and should be read in conjunction with our owned basis GAAP financial information. For the six months ended June 30, 2003, the operating results, percentages and ratios exclude $43.3 million (after-tax) of income related to purchase accounting adjustments, $47.3 million (after-tax) of income related to the discontinuation of the shortcut method of accounting for our interest rate swaps under SFAS No. 133 due to the merger, and $167.3 million (after-tax) of HSBC acquisition related costs and other merger related items incurred by Household.

HOUSEHOLD INTERNATIONAL, INC.

Consolidated Statements of Income—Owned Basis

Three Months

	Three Months Ended			% Change from Prior
	6/30/03	3/31/03(1)	6/30/02	Qtr.	Year
	($ millions)
Finance and other interest income	$2,504.1	$2,545.0	$2,609.9	(1.6)%	(4.1)%
Interest expense	558.8	912.0	980.9	(38.7)	(43.0)

Net interest margin	1,945.3	1,633.0	1,629.0	19.1	19.4
Provision for credit losses on owned receivables	1,039.3	1,009.6	850.9	2.9	22.1

Net interest margin after provision for credit losses	906.0	623.4	778.1	45.3	16.4

Securitization revenue	282.6	441.1	523.4	(35.9)	(46.0)
Insurance revenue	183.3	177.3	177.5	3.4	3.3
Investment income	33.2	81.3	44.0	(59.2)	(24.5)
Fee income	259.7	297.1	190.3	(12.6)	36.5
Other income	131.5	243.8	95.3	(46.1)	38.0

Total other revenues	890.3	1,240.6	1,030.5	(28.2)	(13.6)

Salaries and fringe benefits	488.6	508.6	453.0	(3.9)	7.9
Sales incentives	83.2	39.1	67.6	100+	23.1
Occupancy and equipment expense	100.0	101.2	93.3	(1.2)	7.2
Other marketing expenses	135.2	143.5	133.5	(5.8)	1.3
Other servicing and administrative expenses	263.7	322.9	204.1	(18.3)	29.2
Amortization of acquired intangibles	78.3	14.3	12.6	100+	100+
HSBC acquisition related costs incurred by Household	—	198.2	—	(100.0)	—
Policyholders' benefits	98.4	94.0	87.4	4.7	12.6

Total costs and expenses	1,247.4	1,421.8	1,051.5	(12.3)	18.6

Income before income taxes	548.9	442.2	757.1	24.1	(27.5)
Income taxes	184.9	186.8	249.7	(1.0)	(26.0)

Net income	$364.0	$255.4	$507.4	42.5%	(28.3)%

Net operating earnings, excluding merger related items(2)	$273.4	$422.7	$507.4	(35.3)%	(46.1)%

Effective tax rate	33.7%	42.2%	33.0%	(20.1)%	2.1%

Effective tax rate, excluding merger related items(2)	32.8%	33.3%	33.0%	(1.5)%	(0.6)%

Securitization Revenue (3)

	Three Months Ended
	6/30/03	3/31/03	6/30/02
	($ millions)
Net initial gain	$32.3	$35.3	$73.8
Net replenishment gains	134.5	136.9	127.0
Servicing revenue and excess spread	115.8	268.9	322.6

Total	$282.6	$441.1	$523.4

Receivables Securitized

	Three Months Ended
	6/30/03	3/31/03	6/30/02
	($ millions)
Auto finance	$596.3	$410.8	$925.0
MasterCard/Visa(4)	—	320.0	613.4
Private label	250.0	—	—
Personal non-credit card	305.0	510.0	450.0

Total	$1,151.3	$1,240.8	$1,988.4

(1)	In accordance with the guidelines for accounting for business combinations, the purchase price paid by HSBC plus related purchase accounting adjustments have been "pushed-down" and recorded in our financial statements for periods subsequent to March 28, 2003, resulting in a new basis of accounting reflecting the fair market value of our assets and liabilities for the "successor" period beginning March 29, 2003. To assist in the comparability of our financial results, this quarterly financial supplement combines the "predecessor period" (January 1 to March 28, 2003) with the "successor period" (March 29 to March 31, 2003) to present "combined" quarterly results for the three months ended March 31, 2003.
(2)	This non-GAAP financial measure is provided for comparison of our operating trends only and should be read in conjunction with our owned basis GAAP financial information. For the three months ended June 30, 2003, the operating results, percentages and ratios exclude $43.3 million (after-tax) of income related to purchase accounting adjustments and $47.3 million (after-tax) of income related to the discontinuation of the shortcut method of accounting for our interest rate swaps under SFAS No. 133 due to the merger. For the three months ended March 31, 2003, the operating results, percentages and ratios exclude $167.3 million (after-tax) of HSBC acquisition related costs and other merger related items incurred by Household.
(3)	The change in our interest-only strip receivables, net of the related loss reserve and excluding the mark-to-market adjustment recorded in accumulated other comprehensive income, was ($192.7) million for the quarter ended 6/30/03, ($41.5) million for the quarter ended 3/31/03, and $29.8 million for the quarter ended 6/30/02.
(4)	MasterCard and Visa are registered trademarks of MasterCard International, Incorporated and VISA USA Inc., respectively.

Consolidated Statements of Income—Owned Basis

Six Months

	Six Months Ended
	6/30/03(1)	6/30/02	%Change
	($ millions)
Finance and other interest income	$5,049.1	$5,145.6	(1.9)%
Interest expense	1,470.8	1,919.7	(23.4)

Net interest margin	3,578.3	3,225.9	10.9
Provision for credit losses on owned receivables	2,048.9	1,773.9	15.5

Net interest margin after provision for credit losses	1,529.4	1,452.0	5.3

Securitization revenue	723.7	1,041.7	(30.5)
Insurance revenue	360.6	347.6	3.7
Investment income	114.5	90.2	26.9
Fee income	556.8	406.8	36.9
Other income	375.3	283.3	32.5

Total other revenues	2,130.9	2,169.6	(1.8)

Salaries and fringe benefits	997.2	898.3	11.0
Sales incentives	122.3	121.7	0.5
Occupancy and equipment expense	201.2	185.5	8.5
Other marketing expenses	278.7	273.9	1.8
Other servicing and administrative expenses	586.6	435.8	34.6
Amortization of acquired intangibles	92.6	32.4	100+
HSBC acquisition related costs incurred by Household	198.2	—	100.0
Policyholders' benefits	192.4	171.4	12.3

Total costs and expenses	2,669.2	2,119.0	26.0

Income before income taxes	991.1	1,502.6	(34.0)
Income taxes	371.7	504.2	(26.3)

Net income	$619.4	$998.4	(38.0)%

Net operating earnings, excluding merger related items(2)	$696.1	$998.4	(30.3)%

Effective tax rate	37.5%	33.6%	11.6%

Effective tax rate, excluding merger related items(2)	33.2%	33.6%	(1.2)%

Securitization Revenue(3)

	Six Months Ended
	6/30/03	6/30/02
	($ millions)
Net initial gain	$67.6	$148.2
Net replenishment gains	271.4	251.2
Servicing revenue and excess spread	384.7	642.3

Total	$723.7	$1,041.7

Receivables Securitized

	Six Months Ended
	6/30/03	6/30/02
	($ millions)
Auto finance	$1,007.1	$1,350.0
MasterCard/Visa	320.0	1,213.4
Private label	250.0	500.0
Personal non-credit card	815.0	1,352.7

Total	$2,392.1	$4,416.1

(1)	In accordance with the guidelines for accounting for business combinations, the purchase price paid by HSBC plus related purchase accounting adjustments have been “pushed-down” and recorded in our financial statements for periods subsequent to March 28, 2003, resulting in a new basis of accounting reflecting the fair market value of our assets and liabilities for the “successor” period beginning March 29, 2003. To assist in the comparability of our financial results, the quarterly financial supplement combines the “predecessor period” (January 1 to March 28, 2003) with the “successor period” (March 29 to June 30, 2003) to present “combined” year-to-date results for the six months ended June 30, 2003.
(2)	This non-GAAP financial measure is provided for comparison of our operating trends only and should be read in conjunction with our owned basis GAAP financial information. For the six months ended June 30, 2003, the operating results, percentages and ratios exclude $43.3 million (after-tax) of income related to purchase accounting adjustments, $47.3 million (after-tax) of income related to the discontinuation of the shortcut method of accounting for our interest rate swaps under SFAS No. 133 due to the merger, and $167.3 million (after-tax) of HSBC acquisition related costs and other merger related items incurred by Household.
(3)	The change in our interest-only strip receivables, net of the related loss reserve and excluding the mark-to-market adjustment recorded in accumulated other comprehensive income, was ($234.2) million for the six months ended 6/30/03 and $58.8 million for the six months ended 6/30/02.

Credit Quality/Credit Loss Reserves—Owned Basis

Two-Months-and-Over Contractual Delinquency

As a percent of owned consumer receivables, excludes commercial	6/30/03	3/31/03	6/30/02(1)
Real estate secured	4.27%	4.15%	2.78%
Auto finance	2.49	2.75	2.99
MasterCard/Visa	5.97	6.87	6.13
Private label	5.45	6.06	6.19
Personal non-credit card	9.39	9.23	8.69

Total	5.38%	5.50%	4.53%

Quarter-to-Date Charge-offs, Net of Recoveries

As a percent of average owned consumer receivables, annualized, excludes commercial	6/30/03	3/31/03	6/30/02
Real estate secured	1.03%	1.12%	.85%
Auto finance	5.30	7.71	4.80
MasterCard/Visa	10.43	9.26	9.94
Private label	6.41	6.27	5.86
Personal non-credit card	9.87	9.04	8.59

Total	4.34%	4.22%	3.76%

Real estate charge-offs and REO expense as a percent of average owned real estate secured receivables	1.46%	1.52%	1.23%

Credit Loss Reserves

	6/30/03	3/31/03	6/30/02
	($ millions)
Reserves for owned receivables at beginning of quarter	$3,483.1	$3,332.6	$2,876.6
Provision for credit losses	1,039.3	1,009.6	850.9
Charge-offs, net of recoveries	(931.2)	(873.9)	(765.6)
Other, net	67.4	14.8	21.4

Reserves for owned receivables at end of quarter	$3,658.6	$3,483.1	$2,983.3

Reserves as a percent of owned receivables	4.14%	4.17%	3.59%

Nonperforming Assets

	6/30/03	3/31/03	6/30/02(1)
	($ millions)
Nonaccrual owned receivables	$3,021.2	$2,880.3	$2,316.4
Accruing owned receivables 90 or more days delinquent	843.8	877.9	750.6
Renegotiated commercial loans	1.5	1.4	1.4

Total nonperforming owned receivables	3,866.5	3,759.6	3,068.4
Real estate owned	486.3	444.9	456.7

Total nonperforming assets	$4,352.8	$4,204.5	$3,525.1

Owned credit loss reserves as a percent of nonperforming owned receivables	94.6%	92.7%	97.2%

Balance Sheet Data

	6/30/03	3/31/03	6/30/02
	($ millions)
Owned assets	$111,579.4	$107,415.8	$96,806.3
Owned receivables	88,307.0	83,438.4	83,137.9
Investment securities (2)	6,624.2	7,081.2	8,229.7
Managed assets	135,847.6	131,671.5	119,129.0
Managed receivables	112,575.2	107,694.1	105,460.6
Debt (3)	88,347.6	85,680.1	83,454.9
Preferred stock	1,100.0	1,100.0	843.2
Common shareholder's(s') equity	15,119.2	14,622.2	8,661.2

(1)	As discussed in our quarterly report on Form 10-Q for the quarter ended March 31, 2003, owned two-months-and-over contractual delinquency for personal non-credit card and nonaccrual owned receivables, total nonperforming owned receivables and total nonperforming assets for personal non-credit card receivables were overstated due to a calculation error. As a result, credit loss reserves as a percentage of nonperforming owned receivables was understated in the period. The correct amounts and percentages are included in the tables above. The managed two-months-and-over contractual delinquency ratios and the managed nonperforming asset statistics reported were correct.
(2)	Includes amounts held in our credit card bank and other liquidity-related portfolios as well as in our insurance business.
(3)	Includes trust originated preferred securities of $1,021.5 million at June 30, 2003, $1,021.9 million at March 31, 2003, and $975.0 million at June 30, 2002.

Receivables Analysis

End-of-Period Receivables

				% Change from Prior
	6/30/03	3/31/03	6/30/02	Qtr.	Year
	($ millions)
Owned receivables:
Real estate secured	$49,756.2	$47,256.6	$48,312.1	5.3%	3.0%
Auto finance	2,576.3	2,156.2	2,362.6	19.5	9.0
MasterCard/Visa	9,368.6	8,452.5	6,880.7	10.8	36.2
Private label	12,060.1	11,189.4	10,827.1	7.8	11.4
Personal non-credit card	14,115.2	13,927.0	14,272.6	1.4	(1.1)
Commercial and other	430.6	456.7	482.8	(5.7)	(10.8)

Total owned receivables	88,307.0	83,438.4	83,137.9	5.8	6.2

Purchase accounting fair value adjustments	537.0	1,773.8	—	(100+ )	100.0
Accrued finance charges	1,538.6	1,503.5	1,551.6	2.3	(0.8)
Credit loss reserve for owned receivables	(3,658.6)	(3,483.1)	(2,983.3)	5.0	22.6
Unearned credit insurance premiums and claims reserves	(720.3)	(847.2)	(878.0)	(18.4)	(21.3)
Interest-only strip receivables(1)	1,026.3	1,109.4	1,012.2	(7.5)	1.4
Amounts due and deferred from receivables sales	218.9	832.9	292.6	(73.7)	(25.2)

Total owned receivables, net	87,248.9	84,327.7	82,133.0	3.5	6.3

Receivables serviced with limited recourse:
Real estate secured	237.0	339.2	575.4	(30.1)	(58.8)
Auto finance	5,285.3	5,226.8	4,518.2	1.1	17.0
MasterCard/Visa	9,604.8	9,941.8	9,905.8	(3.4)	(3.0)
Private label	4,261.3	3,577.1	2,649.9	19.1	60.8
Personal non-credit card	4,879.8	5,170.8	4,673.4	(5.6)	4.4

Total receivables serviced with limited recourse	24,268.2	24,255.7	22,322.7	0.1	8.7

Total managed receivables, net	$111,517.1	$108,583.4	$104,455.7	2.7%	6.8%

End-of-Period Managed Receivables

				% Change from Prior
	6/30/03	3/31/03	6/30/02	Qtr.	Year
	($ millions)
Real estate secured	$49,993.2	$47,595.8	$48,887.5	5.0%	2.3%
Auto finance	7,861.6	7,383.0	6,880.8	6.5	14.3
MasterCard/Visa	18,973.4	18,394.3	16,786.5	3.1	13.0
Private label	16,321.4	14,766.5	13,477.0	10.5	21.1
Personal non-credit card(2)	18,995.0	19,097.8	18,946.0	(0.5)	0.3
Commercial and other	430.6	456.7	482.8	(5.7)	(10.8)

Managed portfolio	$112,575.2	$107,694.1	$105,460.6	4.5%	6.7%

Percent of managed portfolio	6/30/03	3/31/03	6/30/02
Real estate secured	44.4%	44.2%	46.4%
Auto finance	7.0	6.9	6.5
MasterCard/Visa	16.8	17.1	15.9
Private label	14.5	13.7	12.8
Personal non-credit card	16.9	17.7	18.0
Commercial and other	.4	.4	.4

Managed portfolio	100.0%	100.0%	100.0%

(1)	Our estimate of the recourse obligation totaled $1,980.3 million at 6/30/03, $1,776.2 million at 3/31/03, and $1,385.6 million at 6/30/02.
(2)	Personal non-credit card receivables are comprised of the following:

	6/30/03	3/31/03	6/30/02
	($ millions)
Domestic personal unsecured	$10,076.3	$10,093.3	$9,711.0
Union Plus personal unsecured	862.0	977.6	1,193.7
Personal homeowner loans	4,742.0	4,927.3	5,157.5
Foreign unsecured	3,314.7	3,099.6	2,883.8

Total	$18,995.0	$19,097.8	$18,946.0

Supplemental Managed Basis Information

Securitizations and sales of consumer receivables are a source of liquidity for us. We continue to service the securitized receivables after such receivables are sold and we retain a limited recourse obligation. Securitizations impact the classification of revenues. When reporting on a managed basis, net interest margin, provision for credit losses, fee income, and securitization revenue related to receivables sold are reclassified from securitization revenue into the appropriate caption.

Three Months

	Three Months Ended						% Change from Prior
	6/30/03	(1)	3/31/03 (2)	(1)	6/30/02	(1)	Qtr.	Year
	($ millions)
Finance and other interest income	$3,368.1	11.67%	$3,423.0	12.04%	$3,418.2	12.81%	(1.6)%	(1.5)%
Interest expense	704.5	2.44	1,064.4	3.74	1,137.5	4.26	(33.8)	(38.1)

Net interest margin	2,663.6	9.23%	2,358.6	8.30%	2,280.7	8.55%	12.9	16.8
Provision for credit losses	1,656.3		1,416.9		1,278.4		16.9	29.6

Net interest margin after provision for credit losses	$1,007.3		$941.7		$1,002.3		7.0%	0.5%

Insurance revenue	$183.3		$177.3		$177.5		3.4%	3.3%
Investment income	33.2		81.3		44.0		(59.2)	(24.5)
Fee income	427.0		451.8		355.3		(5.5)	20.2
Securitization revenue	14.0		(31.9)		134.2		(100+ )	(89.6)
Other income	131.5		243.8		95.3		(46.1)	38.0

Total other revenues	$789.0		$922.3		$806.3		(14.5)%	(2.1)%

Average managed receivables:
Real estate secured	$49,363.2		$46,801.4		$47,562.1		5.5%	3.8%
Auto finance	7,623.9		7,364.0		6,684.8		3.5	14.0
MasterCard/Visa	19,002.1		18,681.4		16,730.6		1.7	13.6
Private label	15,936.7		14,840.4		13,385.5		7.4	19.1
Personal non-credit card	18,786.9		19,402.7		18,393.1		(3.2)	2.1
Commercial and other	186.8		458.6		491.5		(59.3)	(62.0)

Total	110,899.6		107,548.5		103,247.6		3.1	7.4
Average noninsurance investments	3,949.5		5,551.9		2,950.4		(28.9)	33.9
Other interest-earning assets	626.2		619.9		558.3		1.0	12.2

Average managed interest-earning assets	$115,475.3		$113,720.3		$106,756.3		1.5%	8.2%

Six Months

	Six Months Ended
	6/30/03 (2)	(1)	6/30/02	(1)	% Change
	($ millions)
Finance and other interest income	$6,791.1	11.85%	$6,795.4	12.95%	(0.1)%
Interest expense	1,768.9	3.09	2,261.5	4.31	(21.8)

Net interest margin	5,022.2	8.76%	4,533.9	8.64%	10.8
Provision for credit losses	3,073.2		2,640.7		16.4

Net interest margin after
provision for credit losses	$1,949.0		$1,893.2		2.9%

Insurance revenue	$360.6		$347.6		3.7%
Investment income	114.5		90.2		26.9
Fee income	878.8		727.3		20.8
Securitization revenue	(17.9)		280.0		(100 +)
Other income	375.3		283.3		32.5

Total other revenues	$1,711.3		$1,728.4		(1.0)%

Average managed receivables:
Real estate secured	$48,082.3		$46,681.4		3.0%
Auto finance	7,494.0		6,607.7		13.4
MasterCard/Visa	18,841.8		16,810.7		12.1
Private label	15,388.6		13,503.5		14.0
Personal non-credit card	19,094.8		18,211.7		4.8
Commercial and other	322.6		493.9		(34.7)

Total	109,224.1		102,308.9		6.8
Average noninsurance investments	4,750.7		2,064.5		100 +
Other interest-earning assets	623.0		548.3		13.6

Average managed interest-earning assets	$114,597.8		$104,921.7		9.2%

(1)	% Columns: comparison to average managed interest-earning assets, annualized.
(2)	In accordance with the guidelines for accounting for business combinations, the purchase price paid by HSBC plus related purchase accounting adjustments have been "pushed-down" and recorded in our financial statements for periods subsequent to March 28, 2003, resulting in a new basis of accounting reflecting the fair market value of our assets and liabilities for the "successor" period beginning March 29, 2003. To assist in the comparability of our financial results, the quarterly financial supplement combines the "predecessor period" (January 1 to March 28, 2003) with the "successor period" (March 29 to March 31, 2003) to present "combined" quarterly results for the three months ended March 31, 2003, and combines the "predecessor period" (January 1 to March 28, 2003) with the "successor period" (March 29 to June 30, 2003) to present "combined" year-to-date results for the six months ended June 30, 2003.

Credit Quality/Credit Loss Reserves Information—Managed Basis

Two-Months-and-Over Contractual Delinquency

	6/30/03	3/31/03	6/30/02
As a percent of managed consumer receivables, excludes commercial
Real estate secured	4.31%	4.18%	2.82%
Auto finance	3.08	2.90	3.19
MasterCard/Visa	4.19	4.57	3.90
Private label	5.16	5.77	5.85
Personal non-credit card	10.04	9.65	9.06

Total	5.30%	5.36%	4.53%

Quarter-to-Date Charge-offs, Net of Recoveries

	6/30/03	3/31/03	6/30/02
As a percent of average managed consumer receivables, annualized, excludes commercial
Real estate secured	1.03%	1.12%	.86%
Auto finance	6.69	8.10	6.17
MasterCard/Visa	7.90	7.01	7.54
Private label	6.26	5.91	5.38
Personal non-credit card	9.92	9.18	8.56

Total	4.89%	4.75%	4.26%

Real estate charge-offs and REO expense as a percent of average managed real estate secured receivables	1.46%	1.52%	1.23%

Credit Loss Reserves

	6/30/03	3/31/03	6/30/02
	($ millions)
Reserves for managed receivables
at beginning of quarter	$5,259.3	$5,092.1	$4,146.5
Provision for credit losses	1,656.3	1,416.9	1,278.4
Charge-offs, net of recoveries	(1,343.5)	(1,272.3)	(1,092.7)
Other, net	66.8	22.6	36.7

Reserves for managed receivables at end of quarter	$5,638.9	$5,259.3	$4,368.9

Reserves as a percent of managed receivables	5.01%	4.88%	4.14%

Nonperforming Assets

	6/30/03	3/31/03	6/30/02
	($ millions)
Nonaccrual managed receivables	$3,703.2	$3,517.8	$2,877.6
Accruing managed receivables 90 or more days delinquent	1,140.1	1,207.1	1,008.8
Renegotiated commercial loans	1.5	1.4	—

Total nonperforming managed receivables	4,844.8	4,726.3	3,886.4
Real estate owned	486.3	444.9	456.7

Total nonperforming assets	$5,331.1	$5,171.2	$4,343.1

Managed credit loss reserves as a percent of nonperforming managed receivables	116.4%	111.3%	112.4%

Restructuring Statistics

Our policies and practices for the collection of consumer receivables, including our restructuring policies and practices, permit us to reset the contractual delinquency status of an account to current, based on indicia or criteria which, in our judgment, evidence continued payment probability. Such restructuring policies and practices vary by product and are designed to manage customer relationships, maximize collections and avoid foreclosure or repossession if reasonably possible.

As detailed in our report on Form 10-Q for the quarterly period ended June 30, 2003, we intend to implement certain changes to the restructuring policies that were disclosed in our Form 10-K for the year ended December 31, 2002. These changes are intended to eliminate and/or streamline exception provisions to our existing policies and will generally be effective for receivables originated or acquired after January 1, 2003.

The following tables summarize approximate restructuring statistics in our managed basis domestic portfolio. Our restructure statistics are compiled using certain assumptions and estimates and we continue to enhance our ability to capture restructure data across all business units. When comparing restructuring statistics from different periods the fact that our restructure policies and practices will change over time, that exceptions are made to those policies and practices, and that our data capture methodologies will be enhanced over time, should be taken into account. Further, to the best of our knowledge, most of our competitors do not disclose account restructuring, reaging, loan rewriting, forbearance, modification, deferment or extended payment information comparable to the information we have disclosed, and the lack of such disclosure by other lenders may limit the ability to draw meaningful conclusions about us and our business based solely on data or information regarding account restructuring statistics or policies.

Total Restructured by Restructure Period—Domestic Portfolio (1)

(Managed Basis)
	6/30/03	3/31/03	6/30/02
Never restructured	83.7%	83.3%	83.3%
Restructured:
Restructured in the last 6 months	7.2	7.5	7.4
Restructured in the last 7-12 months	3.8	3.6	5.1
Previously restructured beyond 12 months	5.3	5.6	4.2

Total ever restructured (2)	16.3	16.7	16.7

Total	100.0%	100.0%	100.0%

Total Restructured by Product—Domestic Portfolio (1)

(Managed Basis)
	6/30/03		3/31/03		6/30/02
	($ millions)
Real estate secured	$9,225.0	19.2%	$9,163.4	20.0%	$9,045.1	19.1%
Auto finance	1,360.1	17.3	1,247.7	16.9	1,094.1	15.9
MasterCard/Visa	579.6	3.5	549.2	3.4	519.7	3.4
Private label	1,146.3	8.3	1,225.8	9.6	1,233.4	10.5
Personal non-credit card	4,202.3	26.8	4,127.5	25.8	4,352.8	27.1

Total (2)	$16,513.3	16.3%	$16,313.6	16.7%	$16,245.1	16.7%

(1)	Excludes foreign businesses, commercial and other. Amounts include accounts as to which the delinquency status has been reset to current for reasons other than restructuring (e.g. correcting the misapplication of a timely payment).
(2)	Total including foreign businesses was 15.3% at 6/30/03, 15.8% at 3/31/03, and 15.9% at 6/30/02.

The amount of managed receivables in forbearance, modification, Credit Card Services approved external debt management plans, rewrites or other account management techniques for which we have reset delinquency and that is not included in the restructured statistics above was approximately $1.1 billion or 1.0 percent of managed receivables at June 30, 2003, $1.0 billion or 0.9 percent of managed receivables at March 31, 2003 and approximately $700 million or 0.7 percent of managed receivables at June 30, 2002.